STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	24
Beginning Date of Accrual Period	21-Apr-03
End Date of Accrual Period	19-May-03
Distribution Date	20-May-03
Previous Distribution Date	21-Apr-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	19,161,319.53
Collections of Interest (net of servicing fee)	2,695,228.99
Servicing Fee	160,376.74
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,016,925.26
Interest Paid to Certificates	336,913.66
Principal Paid to Certificates	19,722,809.40
Equity Certificate	1,796,825.46
Servicing Fee	160,376.74

Balance Reconciliation

Begin Principal Balance	384,904,183.89
Principal Collections (including repurchases)	19,161,319.53
Charge off Amount	561,489.87
End Principal Balance	365,181,374.49

Collateral Performance
Cash Yield (% of beginning balance)	8.90%
Charge off Amount (% of beginning balance)	1.75%
Net Yield	7.15%

Delinquent Loans
30-59 days principal balance of loan	12,565,132.45
30-59 days number of loans	149
60-89 days principal balance of loan	3,378,988.26
60-89 days number of loans	44
90+ days principal balance of loan	16,392,335.09
90+ days number of loans	176

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,774
Number of HEL outstanding (EOP)	4,585
Book value of real estate acquired through foreclosure/grant of deed
Number of Loans that went into REO	12
Principal Balance of Loans that went into REO	1,135,573.65

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,796,825.46

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.32938%
Class A Formula Rate (1 mo Libor plus 29bps)	1.61938%
Class A Pass-Through Rate	1.61938%
Class M Formula Rate (1 mo Libor plus 55bps)	1.87938%
Class M Pass-Through Rate	1.87938%
Available Funds Cap	10.60490%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.977815
2. Principal Distribution per $1,000	27.517590
3. Interest Distribution per $1,000	0.460225

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.61938%
2. Days in Accrual Period	29

3. Class A Interest Due	285,878.00
4. Class A Interest Paid	285,878.00

5. Class A Interest Carry Forward Amount Paid
6. Class A Supplemental Interest Amount Paid

7. Class A Unpaid Interest Carry Forward Amount, EOP
8. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	219,147,473.58
2. Class A Principal Due	17,093,101.48
3. Class A Principal Paid	17,093,101.48
4. Class A Principal Carry Forward Amount Paid
5. Class A Unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	202,054,372.10

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	28.052988
2. Principal Distribution per $1,000	27.518919
3. Interest Distribution per $1,000	0.534069

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.87938%
2. Days in Accrual Period	29

3. Class M Interest Due	51,035.66
4. Class M Interest Paid	51,035.66

5. Class M Interest Carry Forward Amount Paid
6. Class M Supplemental Interest Amount Paid

7. Class M Unpaid Interest Carry Forward Amount, EOP
8. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	33,710,380.58
2. Class M Principal Due	2,629,707.92
3. Class M Principal Paid	2,629,707.92
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	31,080,672.66

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP